                                                                    EXHIBIT 23.3

                         CONSENTS OF DIRECTOR DESIGNEES


                                                              September 17, 1996


Board of Directors
AutoBond Acceptance Corporation
301 Congress Avenue
Austin, Texas 78701

Dear Sirs:

     Each  of  the undersigned  hereby  consents to  being  named as  a Director
Designee in the Registration Statement on Form S-1 of AutoBond Acceptance Corporation.

                                          Very truly yours,
                                          Robert Kapito

                                          Manuel A. Gonzalez

                                          Stuart A. Jones

                                          Thomas I. Blinten